EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. 1350

I, Ralph D’Amico, Chief Financial Officer of PHX Minerals Inc. (the “Issuer”), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify in connection with the Issuer’s Transition Report on Form 10-Q for the three months ended December 31, 2022, as filed with the Securities and Exchange Commission (the “Report”), that:

(1)
The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

/s/ Ralph D’Amico
Ralph D’Amico
Senior Vice President,
Chief Financial Officer

February 8, 2023